Filed Pursuant to Rule 497(e)
1933 Act File No. 033-47044
1940 Act File No. 811-06628

THE YACKTMAN FUNDS, INC.

Supplement dated November 10, 2005 to
Prospectus dated April 30, 2005

        The address of The Yacktman Funds, Inc. and Yacktman Asset Management Co., the investment adviser to The Yacktman Funds, has changed. The new address of The Yacktman Funds and Yacktman Asset Management is:

6300 Bridgepoint Parkway Building One, Suite 320 Austin, Texas 78730

        This information supplements the information on the inside front cover, page 9 “Management of the Funds” and page 20 “To Learn More About the Funds” of the Prospectus dated April 30, 2005.

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        Please retain this Supplement for future reference. Shareholders who have questions concerning The Yacktman Fund and The Yacktman Focused Fund should call 1-800-525-8258 or write to:

The Yacktman Funds, Inc. 6300 Bridgepoint Parkway Building One, Suite 320 Austin, Texas 78730